EXHIBIT 23.1 - CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


          As independent public accountants, we hereby consent to the incorporation of our reports incorporated by reference in this Form 10-K, into the Company's previously filed Registration Statements on Form S-8 (File Nos. 33-53335 and 33-53337).





                                                  ARTHUR ANDERSEN LLP



          San Francisco, California,
            March 28, 2001
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